                                                                    Exhibit 10.4

      Lease made as of the 4th day of December, 1992, between 200 FIFTH AVENUE ASSOCIATES, having office c/o Helmsley-Spear, Inc., THE TOY CENTER, 200 Fifth Avenue, New York, New York 10010, hereinafter referred to as "Lessor" or "Landlord", and TOYMAX, INC. a New York corporation hereinafter referred to as "Lessee" or "Tenant".

Witnesseth: Lessor hereby leases to Lessee and Lessee hereby hires from Lessor Rms. 409 & 411 & 413 & 415 & 417 & 419 (said space is hereinafter called the "premises") in the building known as THE TOY CENTER South located at Bldg. 825, Lot 31, with a mailing address of THE TOY CENTER, 200 Fifth Avenue, ("the building") in the County of New York, City of New York, 10010, for a term of ten
(10) yrs. & three (3) mos., to commence on the 1st day of February 1993, and to expire on the 30th day of April 2003, or until such term shall sooner end as in
Article 12 and elsewhere herein provided, both dates inclusive, at a fixed annual rental (subject to Articles 23 and 41) at the annual rate of as more particularly described in Article 42 hereof payable in equal monthly installments in advance on the first day of each month, except that the first installment of rent due under this lease shall be paid by Lessee upon its execution of this lease, unless this lease be a renewal.

      Lessor and Lessee covenant and agree:

                                     PURPOSE

      1. Lessee shall use and occupy the premises only for offices and wholesale showrooms in the transaction of its business of toys, and for no other purpose.

                            RENT AND ADDITIONAL RENT.

      2. Lessee agrees to pay rent as herein provided at the office of Lessor or such other place as Lessor may designate, payable in United States legal tender, by cash, or by good and sufficient check drawn on a New York City Clearing House Bank, and without any set off or deduction whatsoever. Any sum other than fixed rent payable hereunder shall be deemed additional rent and due on demand.

                                   ASSIGNMENT.

      3. Neither Lessee nor Lessee's legal representatives or successors in interest by operation of law or otherwise, shall assign, mortgage or otherwise encumber this lease, or sublet or permit all or part of the premises to be [ILLEGIBLE] by others, without the prior written consent of Lessor in each instance. The transfer of a majority of the issued and outstanding capital stock of any corporate lessee or sublessee of this lease or a majority of the total interest in any partnership lessee or sublessee, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this lease or of such sublease. The merger or consolidation of a corporate lessee or sublessee where the net worth of the resulting or surviving corporation is less than the net worth of the lessee or sublessee immediately prior to such merger or consolidation shall be deemed an assignment of this lease or of such sublease. If without Lessor's written consent this lease is assigned, or the premises are sublet or occupied by anyone other than Lessee, Lessor may accept the rent from such assignee, subtenant or occupant, and apply the net amount thereof to the rent herein reserved, but no such assignment, subletting, occupancy or acceptance of rent shall be deemed a waiver of this covenant. Consent by Lessor to an assignment or subletting shall not relieve Lessee from the obligation to obtain Lessor's written consent to any further assignment or subletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Lessor's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease.

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                                    DEFAULT.

4. Lessor may terminate this lease on five (5) days' notice; (a) if rent or additional rent is not paid within ten (10) days after written notice from Lessor; or (b) if Lessee shall have failed to cure a default in the performance of any covenant of this lease (except the payment of rent), or any rule or regulation hereinafter set forth, within ten (10) days after written notice thereof from Lessor, or if default cannot be completely cured in such time, if Lessee shall not promptly proceed to cure such default within said ten (10) days, or shall not complete the curing of such default with due diligence; or
(c) when and to the extent permitted by law, if a petition in bankruptcy shall be filed by or against Lessee or if Lessee shall make a general assignment for the benefit of creditors, or receive the benefit of any insolvency or reorganization act; or (d) if a receiver or trustee is appointed for any portion of Lessee's property and such appointment is not vacated within twenty (20) days; or (e) if an execution or attachment shall be issued under which the premises shall be taken or occupied or attempted to be taken or occupied by anyone other than Lessee; or (f) if the premises become and remain vacant or deserted for a period of ten (10) days; or (g) if Lessee shall default beyond any grace period under any other lease between Lessee and Lessor; or (h) if Lessee shall fail to move into or take possession of the premises within fifteen
(15) days after commencement of the term of this lease.

      At the expiration of the five (5) day notice period, this lease and any rights of renewal or extension thereof shall terminate as completely as if that were the date originally fixed for the expiration of the term of this lease, but Lessee shall remain liable as hereinafter provided.

                                 RELETTING, ETC.

      5. If Lessor shall re-enter the premises on the default of Lessee, by summary proceedings or otherwise: (a) Lessor may re-let the premises or any part thereof, as Lessee's agent, in the name of Lessor, or otherwise, for a term shorter or longer than the balance of the term of this lease, and may grant concessions or free rent. (b) Lessee shall pay Lessor any deficiency between the rent hereby reserved and the net amount of any rents collected by Lessor for the remaining term of this lease, through such re-letting. Such deficiency shall become due and payable monthly, as it is determined. Lessor shall have no obligation to re-let the premises, and its failure or refusal to do so, or failure to collect rent on re-letting, shall not affect Lessee's ability hereunder. In computing the net amount of rents collected through such re-letting, Lessor may deduct all expenses incurred in obtaining possession or re-letting the premises, including legal expenses, attorneys' fees, brokerage fees, the cost of restoring the premises to good order, and the cost of all alterations and decorations deemed necessary by Lessor to effect re-letting. In no event shall Lessee be entitled to a credit or repayment for rerental income which exceeds the sums payable by Lessee hereunder or which covers a period after the original turn of this lease. (c) Lessee hereby expressly waives any right or redemption granted by any present or future law. "Re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. In the event of a breach or threatened breach of any of the covenants or provisions hereof, Lessor shall have the right of injunction. Mention herein of any particular remedy shall not preclude Lessor from any other available remedy. (d) Lessor shall recover as liquidated damages, in addition to accrued rent and other charges, if Lessor's re-entry is the result of Lessee's bankruptcy, insolvency, or reorganization, the full rental for the maximum period allowed by any act relating to bankruptcy, insolvency or reorganization.

      If Lessor re-enters the premises for any cause, or if Lessee abandons or vacates the premises, and after the expiration of this lease, any property left in the premises by Lessee shall be deemed to have been abandoned by Lessee, and Lessor shall have the right to retain or dispose of such property in any manner without any obligation to account therefor to Lessee. If Lessee shall at any time default hereunder, and if Lessor shall institute an action or summary proceedings against Lessee based upon such default, then Lessee will reimburse Lessor for the expense of reasonable attorneys' fees and disbursements thereby incurred by Lessor.

                            LESSOR MAY CURE DEFAULTS

      6. If Lessee shall default in performing any covenant or condition of this lease, Lessor may perform the same for the account of Lessee, and Lessee shall reimburse Lessor for any expense incurred therefor, which obligation shall survive the expiration or sooner termination of the term of this lease.

                                  ALTERATIONS.

      7. Lessee shall make no decoration, alteration, addition or improvement in the premises, without the prior written consent of Lessor, and then only by contractors or mechanics and in such manner and with such materials as shall be approved by Lessor. All alterations, additions or improvements to the premises, including window and central air-conditioning equipment and duct work, except movable office furniture and equipment installed at the expense of the Lessee, shall, unless Lessor elects otherwise in writing, become the property of Lessor upon the installation thereof, and shall be surrendered with the premises at the expiration of this lease. Any such alterations, additions and improvements which Lessor shall designate, shall be removed by Lessee and any damage repaired, at Lessee's expense, prior to the expiration of this lease.





                                      LIENS

      8. Prior to commencement of its work in the demised premises, Lessee shall obtain and deliver to Lessor a written letter of authorization, in form satisfactory to Lessor's counsel, signed by architects, engineers and designers to become involved in such work, which shall confirm that any of [ILLEGIBLE] removed from any thing with governmental authorities, on request of Lessor, in the event that said architect, engineer, surveyor or designer thereafter no longer is providing services with respect to the demised premises. With respect to contractors, subcontractors, materialmen and laborers, and architects, engineers and designers, for all work to be furnished to Lessee at the premises, Lessee agrees to obtain and deliver to Lessor written and unconditional waiver of mechanics liens upon the premises or the building, after payments to the contractors, etc., subject to any then applicable provisions of the Lien Law. Notwithstanding the foregoing, Lessee at its expense shall cause any lien filed against the premises or the building, for work or materials claimed to have been furnished to Lessee, to be discharged of record within ten (10) days after notice thereof.

                                     REPAIRS

      9. Lessee shall take good care of the premises and the fixtures and appurtenances therein, and shall make all repairs necessary to keep them in good working order and condition, including structural repairs when those are necessitated by the act, omission or negligence of Lessee or its agents, employees or invitees. During the term of this Lease, Lessee may have the use of any air-conditioning equipment located in the premises, and Lessee, at its own cost and expense, shall maintain and repair such equipment and shall reimburse Lessor, in accordance with Article 41 of this lease for electricity consumed by the equipment. The exterior walls of the building, the windows and the portions of all window sills outside same are not part of the premises demised by this lease, and Lessor hereby reserves all rights to such parts of the building or shall maintain the structural portions of the premises in repair at its expense except in cases of damage caused by Lessee negligence.

                                  DESTRUCTION.

      10. If the premises shall be partially damaged by fire or other casualty, the damage shall be repaired at the expense of Lessor, but without prejudice to the rights of subrogation, if any, of Lessor's insurer. Lessor shall not be required to repair or restore any of Lessee's property or any alteration or leasehold improvement made by or for Lessee at Lessee's expense. The rent shall abate in proportion to the portion of the premises not usable by Lessee. Lessor shall not be liable to Lessee for any delay in restoring the premises. Lessee's sole remedy being the right to an abatement of rent, as above provided. If the premises are rendered wholly untenantable by fire or other casualty and if Lessor shall decide not to restore the premises, or if the building shall be so damaged that Lessor shall decide to demolish it or to rebuild it (whether or not the premises have been damaged), Lessor may within ninety (90) days after such fire or other cause give notice to Lessee of its election that the term of this lease shall automatically expire no less than ten (10) days after such notice is given. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Lessor and Lessee each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Lessee hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof.

                                  END OF TERM.

      11. Lessee shall surrender the premises to Lessor at the expiration or sooner termination of this lease in good order and condition, except for reasonable wear and tear and damage by fire or other casualty, and Lessee shall remove all of its property. Lessee agrees it shall indemnify and save Lessor harmless against all costs, claims, loss or liability resulting from delay by Lessee in so surrendering the premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Accordingly, the parties recognize and agree that other damage to Lessor resulting from any failure by Lessee timely to surrender the premises will be substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Lessee therefore agrees that if possession of the premises is not surrendered to Lessor within one (1) day after the date of the expiration or sooner termination of the term of this lease, then Lessee will pay Lessor as liquidated damages for each month and for each portion of any month during which Lessee holds over in the premises after expiration or termination of the term of this lease, a sum equal to three times the average rent and additional rent which was payable per month under this lease during the last six months of the term thereof. The aforesaid obligations shall survive the expiration or sooner termination of the term of this lease. [ILLEGIBLE] during the term of this lease, Lessor may exhibit the premises to prospective purchasers or mortgagees of Lessor's interest therein, and may place upon the premises the usual "For Sale" notices. During the last year of the term of this lease, Lessor may exhibit the premises to prospective tenants upon reasonable advance notice and without interfering in Lessee normal business activities, and may place and keep upon the premises the usual "To Let" notice.

                           SUBORDINATION AND ESTOPPEL.

      12. Lessee has been informed and understands that Lessor is the Lessee under a lease of the land and entire building of which the premises form a part (hereinafter called the "Master Lease"). This lease is and shall be [ILLEGIBLE] and subordinate to the Master Lease and all other ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the premises form a part, and renewals, modifications, consolidations, replacements and extensions thereof. This Article shall be self-operative and no further instrument of subordination shall be necessary. In confirmation of such subordination, Lessee shall execute promptly any certificate that Lessor may require. Lessee hereby appoints Lessor as Lessee's irrevocable attorney-in-fact to execute any document of subordination on behalf of Lessee. In the event that the Master Lease or any other ground or underlying lease is terminated or any mortgage foreclosed, this lease shall not terminate or be terminated by Lessee unless Lessee was specifically named in any termination, foreclosure judgment or final order. In the event that the Master Lease or any other ground or underlying lease is terminated as aforesaid, or if the interests of Lessor under this lease are transferred by reason of or assigned in lieu of foreclosure or other proceedings for enforcement of any mortgage or if the holder of any mortgage acquires a lease in substitution therefor then the Lessee will, at the option to be exercised in writing by the lessor under the Master Lease or such purchaser, assignee or lessee, as the case may be, (i) attorn to it and will perform for its benefit all the terms, covenants and conditions of this lease on the Lessee's part to be performed with the same force and effect as if said lessor or such purchaser, assignee or lessee, were the landlord originally named in this lease, or (ii) enter into a new lease with said lessor or such purchaser, assignee or lessee, as landlord for the remaining term of this lease and otherwise on the same terms, conditions and rentals as herein provided. If the current term of the Master Lease shall expire prior to the date set forth herein for the expiration of this lease, then, unless Lessor, at its sole option, shall have elected to extend or renew the term of the Master Lease, the term of this lease shall expire on the date or expiration of the Master Lease, notwithstanding the later expiration date hereinabove set forth. If the Master Lease is renewed, then the term of this lease shall expire as hereinabove set forth. From time to time, Lessee, on at least ten (10) days' prior written request by Lessor will deliver to Lessor a statement in writing certifying that this lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid and stating whether or not the Lessor is in default in performance of any covenant, agreement, or condition contained in this lease and, if so, specifying each such default of which Lessee may have knowledge.

                                  CONDEMNATION.

      13. If the whole or any substantial part of the premises shall be condemned by eminent domain or acquired by private purchase in lieu thereof, for any public or quasi-public purpose, this lease shall terminate on the date of the vesting of title through such proceeding or purchase, and Lessee shall have no claim against Lessor for the value of any unexpired portion of the term of this lease, nor shall Lessee be entitled to any part of the condemnation award or private purchase price. If less than a substantial part of the premises is condemned, this lease shall not terminate, but rent shall abate in proportion to the portion of the premises condemned.

                              REQUIREMENTS OF LAW.

      14. (a) Lessee at its expense shall comply with all laws, orders and regulations of any governmental authority having or asserting jurisdiction over the premises, which shall impose any violation, order or duty upon Lessor or Lessee with respect to the premises or the use or occupancy thereof, including, without limitation, compliance in the premises with New York City Local Law No. 5 or any similar or successor law. The foregoing shall not require Lessee to do structural work.

      (b) Lessee shall require every person engaged by him to clean any window in the premises from the outside, to use the equipment and safety devices required by Section 202 of the Labor Law and the rules of any governmental authority having or asserting jurisdiction.

      (c) Lessee at its expense shall comply with all requirements of the New York Board of Fire Underwriters, or any other similar body affecting the premises and shall not use the premises in a manner which shall increase the rate of fire insurance of Lessor or of any other tenant, over that in effect prior to this lease. If Lessee's use of the premises increases the fire insurance rate, Lessee shall reimburse Lessor for all such increased costs. That the premises are being used for the purpose set forth in Article 1 hereof shall not relieve Lessee from the foregoing duties, obligations and expenses.

                            CERTIFICATE OF OCCUPANCY.

      15. Lessee will at no time use or occupy the premises in violation of the certificate of occupancy issued for the building. The statement in this lease of the nature of the business to be conducted by Lessee shall not be deemed to constitute a representation or guaranty by Lessor that such use is lawful or permissible in the premises under the certificate of occupancy for the building.

                                   POSSESSION.

      16. If Lessor shall be unable to give possession of the premises on the commencement date of the term because of the retention of possession of any occupant thereof, alteration or construction work, or for any other reason except as hereinafter provided, Lessor shall not be subject to any liability for such failure. In such event, this lease shall stay in full force and effect, without extension of its term. However, the rent hereunder shall not commence until the premises are available for occupancy by Lessee. If delay in possession is due to work, changes or decorations being made by or for Lessee, or is otherwise caused by Lessee, there shall be no rent abatement and the rent shall commence on the date specified in this lease. If permission is given to Lessee to occupy the demised premises or other premises prior to the date specified as the commencement of the term, such occupancy shall be deemed to be pursuant to the terms of this lease, except that the parties shall separately agree as to the obligation of Lessee to pay rent for such occupancy. The provisions of this Article are intended to constitute an "express provision to the contrary" within the meaning of Section 223(a), New York Real Property Law.

                                QUIET ENJOYMENT.

      17. Lessor covenants that if Lessee pays the rent and performs all of Lessee's other obligations under this lease, Lessee may peaceably and quietly enjoy the demised premises, subject to the terms, covenants and conditions of this lease and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

                                 RIGHT OF ENTRY.

      18. Lessee shall permit Lessor to erect and maintain pipes and conduits in and through the premises. Lessor or its agents shall have the right to enter or pass through the premises at all times, by master key, by reasonable force or otherwise, to examine the same, and to make such repairs, alterations or additions as it may deem necessary or desirable to the premises or the building, and to take all material into and upon the premises that may be required therefor. Such entry and work shall not constitute an eviction of Lessee in whole or in part, shall not be ground for any abatement of rent, and shall impose no liability on Lessor by reason of inconvenience or injury to Lessee's business. Lessor shall have the right at any time, without the same constituting an actual or constructive eviction, and without incurring any liability to Lessee, to change the arrangement and/or location of entrances or passageways, windows, corridors, elevators, stain, toilets, or other public parts of the building, and to change the name or number by which the building is known.

                                  VAULT SPACE.

      19. Anything contained in any plan or blueprint to the contrary notwithstanding, no vault or other space not within the building property line is demised hereunder. Any use of such space by Lessee shall be deemed to be pursuant to a license, revocable at will by Lessor, without diminution of the rent payable hereunder. If Lessee shall use such vault space, any fees, taxes or charges made by any governmental authority for such space shall be paid by Lessee.

                                   INDEMNITY.

      20. Lessee shall indemnify, defend and save Lessor harmless from and against any liability or expense arising from the use or occupation of the premises by Lessee, or anyone on the premises with Lessee's permission, or from any branch of this lease.

                              LESSOR'S LIABILITY.

      21. This lease and the obligations of Lessee hereunder shall in no way be affected because Lessor is unable to fulfill any of its obligations or to supply any service, by reason of strike or other cause not within Lessor's control. Lessor shall have the right, without incurring any liability to Lessee, to stop any service because of accident or emergency, or for repairs, alterations or improvements, necessary or desirable in the judgment of Lessor until such repairs, alterations or improvements shall have been completed. Lessor shall not be liable to Lessee or anyone else, for any loss or damage to person, property or business, unless due to the negligence of Lessor; nor shall Lessor be liable for any latent defect in the premises or the building. Lessee agrees to look s olely to Lessor's estate and interest in the land and building, or the lease of the building or of the land and building, and the demised premises, for the satisfaction of any right or remedy of Lessee for the collection of a judgment (or other judicial process) requiring the payment of money by Lessor, in the event of any liability by Lessor, and no other property or assets of Lessor shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this lease, the relationship of landlord and tenant hereunder, or Lessee's use and occupancy of the demised premises or any other liability of Lessor to Lessee (except for negligence).

                             CONDITION OF PREMISES.

      22. Lessee acknowledges that Lessor has made no representation or promise, except as herein expressly set forth. Lessee agrees to accept the premises "as is", except for any work which Lessor has expressly agreed in writing to perform.

                          COST OF LIVING ADJUSTMENTS.

      23. The fixed annual rent reserved in this lease and payable hereunder shall be adjusted, as of the times and in the manner set forth in this Article:

      (a) Definitions: For the purposes of this Article, the following definitions shall apply:

      (i) The term "Base Year" shall mean the full calendar year during which the term of this lease commences.

      (ii) The term "Price Index" shall mean the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor. All Items, New York, N.Y. -- Northeastern, N.J., all urban consumers (presently denominated "CPI-U"), or a successor or substitute index appropriately adjusted.

      (iii) The term "Price Index for the Base Year" shall mean the average of the monthly All Items Price Indexes for each of the 12 months of the Fiscal Year.

      (b) Effective as of each January and July subsequent to the Base Year there shall be made a cost of living adjustment of the fixed annual rental payable hereunder. The July adjustment shall be based on the percentage difference between the Price Index for the preceding month of June and the Price Index for the Base Year. The January adjustment shall be based on such percentage difference between the Price Index for the preceding month of December and the Price Index for the Base Year.

      (i) In the event the Price Index for June in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year then the fixed annual rent herein provided to be paid as of the July following such month of June (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for June and the Price Index for the Base Year, and the resulting [ILLEGIBLE] shall be added to such fixed annual rent, effective as of such July 1st. [ILLEGIBLE] adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

      (ii) In the event the Price Index for December in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the January 1st following such month of December (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent effective as of such January 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

      The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustment in the annual rent payable hereunder:

            Assuming that said fixed annual rent is $10,000, that the Price Index for the Base Year was 102.0 and that the Price Index for the month of June in a calendar year following the Base Year was 105.0, then the percentage increase thus reflected, i.e., 2.941% (3.0/102.0) would be multiplied by $10,000, and said fixed annual rent would be increased by $294.10 effective as of July 1st of said calendar year.

      In the event that the Price Index ceases to use 1982-84 = 100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.

      No adjustments or recomputations, retroactive or otherwise, shall be made due to any revision which may later be made in the first published figure of the Price Index for any month.

      (c) Lessor will cause statements of the cost of living adjustments provided for in subdivision (b) to be prepared in reasonable detail and delivered to Lessee.

      (d) In no event shall the fixed annual rent originally provided to be paid under this lease (exclusive of the adjustments under this Article) be reduced by virtue of this Article.

      (e) Any delay or failure of Lessor, beyond July or January of any year, in computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Lessee to pay such rent adjustments hereunder.

      (f) Notwithstanding any expiration or termination of this lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Lessee's obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to the lease expiration date, and shall survive any expiration or termination of this lease.

                                TAX ESCALATION.

      24. Lessee shall pay to Lessor, as additional rent tax escalation in accordance with this Article:

      (a) For purposes of this lease the rentable square foot area of the presently demised premises shall be deemed to be 3,270 square feet.

      (b) Definitions: For the purpose of this Article, the following definitions shall apply:

            (i) The term "base tax year" as hereinafter set forth for the determination of real estate tax escalation, shall mean the New York City real estate tax year commencing July 1, 1993 and ending June 30, 1994.

            (ii) The term "The Percentage", for purposes of computing tax escalation, shall mean decimal five four five percent (.545%). The Percentage has been computed on the basis of a fraction, the numerator of which is the rentable square foot area of the presently demised premises and the denominator of which is the total rentable square foot area of the office and commercial space in the building project. The parties acknowledge and agree that the total rentable square foot area of the office and commercial space in the building project shall be deemed to be 600,019 sq. ft.

            (iii) the term "the building project", shall mean the aggregate combined parcel of land on a portion of which are the improvements of which the demised premises form a part, with all the improvements thereon, said improvements being a part of the block and lot for tax purposes which are applicable to the aforesaid land.

            (iv) The term "comparative year" shall mean the twelve (12) months following the base tax year, and each subsequent period of twelve (12) months (or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes by the City of New York).

            (v) The term "real estate taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the building project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said building project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said building project. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Lessor in substitution in whole or in part for the real estate taxes, or in lieu of additions to or increases of said real estate taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this lease, only a pro rata portion thereof, covering the portion of the term of this lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes". If, by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in real estate taxes, for each comparative year in which such installments may be paid, the installments of such assessment so becoming payable during such comparative year, together with interest payable during such comparative year.

            (vi) Where a "transition assessment" is imposed by the City of New York for any tax (fiscal) year, then the phrases "assessed value" and "assessments" shall mean the transition assessment for that tax (fiscal) year.

            (vii) The phrase "real estate taxes payable during the base tax year" shall mean that amount obtained by multiplying the assessed value of the land and buildings of the building project for the base tax year by the tax rate for the base tax year for each $100 of such assessed value.

      1. In the event that the real estate taxes payable for any comparative year shall exceed the amount of the real estate taxes payable during the base tax year, Lessee shall pay to Lessor, as additional rent for such comparative year, an amount equal to The percentage of the excess. Before or after the start of each comparative year, Lessor shall furnish to Lessee a statement of the real estate taxes payable for such comparative year, and a statement of the real estate taxes payable during the base tax year. If the real estate taxes payable for such comparative year exceed the real estate taxes payable during the base tax year, additional rent for such comparative year, in an amount equal to The Percentage of the excess, shall be due from Lessee to Lessor, and such additional rent shall be payable by Lessee to Lessor within ten (10) days after receipt of the aforesaid statement. The benefit of any discount for any earlier payment or prepayment of real estate taxes shall accrue solely to the benefit of Lessor, and such discount shall not be subtracted from the real estate taxes payable for any comparative year.

      2. Should the real estate taxes payable during the base tax year be reduced by final determination of legal proceedings, settlement or otherwise, then, the real estate taxes payable during the base tax year shall be correspondingly revised, the additional rent theretofore paid or payable hereunder for all comparative years shall be recomputed on the basis of such reduction, and Lessee shall pay to Lessor as additional rent, within ten (10) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the real estate taxes payable during the base tax year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made.

      3. If, after Lessee shall have made a payment of additional rent under this subdivision (c), Lessor shall receive a refund of any portion of the real estate taxes payable for any comparative year after the base tax year on which such payment of additional rent shall have been based, as a result of a reduction of such real estate taxes by final determination of legal proceedings, settlement or otherwise, Lessor shall within ten (10) days after receiving the refund pay to Lessee The Percentage of the refund less The Percentage of expenses (including attorneys' and appraisers' fees) incurred by Lessor in connection with any such application or proceeding. If, prior to the payment of taxes for any comparative year, Lessor shall have obtained a reduction of that comparative year's assessed valuation of the building project, and therefore of said taxes, then the term "real estate taxes" for that comparative year shall be deemed to include the amount of Lessor's expenses in obtaining such reduction in assessed valuation, including attorneys' and appraisers' fees.

      4. The statements of the real estate taxes to be furnished by Lessor as provided above shall be certified by Lessor and shall constitute a final determination as between Lessor and Lessee of the real estate taxes for the periods represented thereby, unless Lessee within thirty (30) days after they are furnished shall give a written notice to Lessor that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. If Lessee shall so dispute said statement then, pending the resolution of such dispute Lessee shall pay the additional rent to Lessor in accordance with statement furnished by Lessor.

      5. In no event shall the fixed annual rent under this lease (exclusive of the additional rents under this Article) be reduced by virtue of this Article.

      6. If the commencement date of the term of this lease is not the first [ILLEGIBLE] of the first comparative year, then the additional rent due hereunder [ILLEGIBLE] such first comparative year shall be a proportionate share of said additional rent for the entire comparative year, said proportionate share to be based upon the length of time that the lease term will be in existence during said first comparative year. Upon the date of any expiration or termination of this lease (except termination because of Lessee's default) whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative year during which such expiration or termination occurs shall immediately become due and payable by Lessee to Lessor, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this lease shall have been in existence during such comparative year. Lessor shall promptly cause statements of said additional rent for that comparative year to be prepared and furnished to Lessee. Lessor and Lessee shall thereupon make appropriate adjustments of amounts then owing.

      7. Lessor's and Lessee's obligations to make the adjustments referred to in subdivision (6) above shall survive any expiration or termination of this lease.

      8. Any delay or failure of Lessor in billing any tax escalation hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Lessee to pay such tax escalation hereunder.

                                   SERVICES.

      25. Lessee acknowledges that it has been advised that the cleaning contractor for the building may be the Lessor or a division or affiliate of Lessor. Lessee agrees to employ Lessor or its division or affiliate, or such other contractor as Lessor may from time to time designate, for any waxing, polishing and other maintenance work of the demised premises and of the Lessee's furniture, fixtures and equipment, provided that the prices charged by said contractor are comparable to the prices charged by other contractors for the same work. Lessee agrees that it shall not employ any other cleaning and maintenance contractor, nor any individual, firm or organization for such purpose without Lessor's prior written consent. If Lessor and Lessee cannot agree on whether the prices being charged by Lessor or the contractor designated by the Lessor are comparable to those charged by other contractors, Lessor and Lessee shall each obtain two bona fide bids for such work from reputable contractors, and the average of the four bids thus obtained shall be the standard of comparison.

                                  JURY WAIVER.

      26. Lessor and Lessee hereby waive trial by jury in any action, proceeding or counterclaim involving any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, Lessee's use or occupancy of the premises (except for personal injury or property damage) or involving the right to any statutory relief or remedy. Lessee will not interpose any counterclaim of any nature in any summary proceeding.

                                NO WAIVER, ETC.

      27. No act or omission of Lessor or its agents shall constitute an actual or constructive eviction, unless Lessor shall have first received written notice of Lessee's claim and shall have had a reasonable opportunity to meet such claim. IN the event that any payment herein provided for by Lessee to Lessor shall become overdue for a period in excess of ten (10) days, then at Lessor's option a "late charge" for such period and for each additional period of twenty
(20) days or any part thereof shall become immediately due and owing to Lessor, as additional rent by reason of the failure of Lessee to make prompt payment, at the following rates: for individual and partnership Lessees, said late charge shall be computed at the maximum legal rate of interest; for corporate or governmental entity Lessees the late charge shall be computed at two percent per month unless there is an applicable maximum legal rate of interest which then shall be used. No act or omission of Lessor or its agents shall constitute an acceptance of a surrender of the premises, except a writing signed by Lessor. The delivery of keys to Lessor or its agents shall not constitute a termination of this lease or a surrender of the premises. Acceptance by Lessor of less than the rent herein provided shall at Lessor's option be deemed on account of earliest rent remaining unpaid. No endorsement on any check, or letter accompanying rent, shall be deemed an accord and satisfaction, and such check may be cashed without prejudice to Lessor. No waiver of any provision of this lease shall be effective, unless such waiver be in writing signed by Lessor. This lease contains the entire agreement between the parties, and no modification thereof shall be binding unless in writing and signed by the party concerned. Lessee shall comply with the rules and regulations printed in this lease, and any reasonable modifications thereof or additions thereto. Lessor shall not be liable to Lessee for the violation of such rules and regulations by any other tenant. Failure of Lessor to enforce any provision of this lease, or any rule or regulation, shall not be construed as the waiver of any subsequent violation of a provision of this lease, or any rule or regulation. This lease shall not be affected by nor shall Lessor in any way be liable for the closing, darkening or bricking up of windows in the premises, for any reason, including as the result of construction on any property of which the premises are not a part or by Lessor's own acts.

                          OCCUPANCY AND USE BY LESSEE.

      28(A). Lessee acknowledges that its continued occupancy of the demised premises, and the regular conduct of its business therein, are of utmost importance to the Lessor in the renewal of other leases in the building, in the renting of vacant space in the building, in the providing of electricity, air conditioning, steam and other services to the tenants in the building, and in the maintenance of the character and quality of the tenants in the building. Lessee therefore covenants and agrees that it will occupy the entire demised premises, and will conduct its business therein in the regular and usual manner, throughout the term of this lease. Lessee acknowledges that Lessor is executing this lease in reliance upon these covenants, and that these covenants are a material element of consideration inducing the Lessor to execute this lease. Lessee further agrees that if it vacates the demised premises or fails to so conduct its business therein, at any time during the term of this lease, without the prior written consent of the Lessor, than all rent and additional rent reserved in this lease from the date of such breach to the expiration date of this lease shall become immediately due and payable to Lessor.

      (B) The parties recognize and agree that the damage to Lessor resulting from any breach of the covenants in subdivision (A) hereof will be extremely substantial, will be far greater than the rent payable for the balance of the term of this lease, and will be impossible of accurate measurement. The parties therefore agree that in the event of a breach or threatened breach of the said covenants, in addition to all of Lessor's other rights and remedies, at law or in equity or otherwise, Lessor shall have the right of injunction to preserve Lessee's occupancy and use. The words "become vacant or deserted" as used elsewhere in this lease shall include Lessee's failure to occupy or use as by this Article required.

      (C) If Lessee breaches either of the covenants in subdivision (A) above, and this lease be terminated because of such default, then, in addition to Lessor's rights of re-entry, restoration, preparation for and rerental, and anything elsewhere in this lease to the contrary notwithstanding, Lessor shall retain its right to judgment on and collection of Lessee's aforesaid obligation to make a single payment to Lessor of a sum equal to the total of all rent and an additional rent reserved for the remainder of the original term of this lease, subject to future credit or repayment to Lessee in the event of any rerenting of the premises by Lessor, after first deducting from the rental income all expenses incurred by Lessor in reducing to judgment or otherwise collecting Lessee's aforesaid obligation, and in obtaining possession of, restoring, preparing for and re-letting the premises. In no event shall Lessee be entitled to a credit or repayment for rerental income which exceeds the sums payable by Lessee hereunder or which covers a period after the original term of this lease.

                                    NOTICES.

      29. Any bill, notice or demand from Lessor to Lessee, may be delivered personally at the premises or sent by registered or certified mail. Such bill, notice or demand shall be deemed to have been given at the time of delivery or mailing. Any notice from Lessee to lessor must be sent by registered or certified mail to the last address designated in writing by Lessor.

                                     WATER.

      30. Lessee shall pay the amount of Lessor's cost for all water used by Lessee for any purpose other than ordinary lavatory uses, and any sewer rent or tax based thereon. Lessor may install a water meter to measure Lessee's water consumption for all purposes and Lessee agrees to pay for the installation and maintenance thereof and for water consumed as shown on said meter. If water is made available to Lessee in the building or the demised premises through a meter which also supplies other premises or without a meter, then Lessee shall pay to Lessor a reasonable amount per month for water.

                               SPRINKLER SYSTEM.

      31. If there shall be a "sprinkler system" [ILLEGIBLE] demised premises for any period during this lease, Lessee shall pay a reasonable amount per month, for sprinkler supervisory service. If such sprinkler system is damaged by any act or omission of Lessee or its agents, employees, licensees or visitors, Lessee shall restore the system to good working condition at its own expense. If the New York Board of Fire Underwriters, the New York Fire Insurance Exchange, the Insurance Services Office or any governmental authority requires the installation or any alteration to a sprinkler system by reason of Lessee's occupancy or use of the premises, including any alteration necessary to obtain the full allowance for a sprinkler system in the fire insurance rate of Lessor, or for any other reason, Lessee shall make such installation or alteration promptly, and at its own expense.

                              HEAT, ELEVATOR, ETC.

      32. Lessor shall provide elevator service during all usual business hours including Saturdays until 1 P.M., except on Sundays, State holidays, Federal holidays, or Building Service Employees Union Contract holidays. Lessor shall furnish heat to the premises during the same hours on the same days in the cold season in each year. Lessor shall cause the premises to be kept clean in accordance with Lessor's customary standards for the building provided they are kept in order by Lessee. Lessor, its cleaning contractor and their employees shall have after-hours access to the demised premises and the use of Lessee' light, power and water in the demised premises may be reasonably required for the purpose of cleaning the demised premises. Lessor may remove Lessee's extraordinary refuse from the building and Lessee shall pay the cost thereof. If the elevators in the building are manually operated, Lessor may convert to automatic elevators at any time, without in any way affecting Lessee's obligations hereunder.

                               SECURITY DEPOSIT.

      33. Lessee has deposited with Lessor the sum of $    none as security for
the performance by Lessee of the terms of this lease. Lessor may use any part of the security to satisfy any default of Lessee and any expenses arising from such default, including but not limited to any damages [ILLEGIBLE] deficiency before or after re-entry by Lessor. Lessee shall, upon demand deposit with Lessor the full amount so used, in order that Lessor shall have the full security deposit on hand at all times during the term of this lease. If Lessee shall comply fully with the terms of this lease, the security shall be returned to Lessee after the date fixed as the end of the lease. In the event of a sale or lease of the building containing the premises, Lessor may transfer the security to the purchaser or lessee, and Lessor shall thereupon be released from all liability for the return of the security. This provision shall apply to every transfer or assignment of the security to a new Lessor. Lessee shall have no legal power to assign or encumber the security herein described.

                                  ELECTRICITY.

      34. Terms and conditions with respect to electricity rent inclusion, or with respect to sub-metering, as the case may be, and general conditions with respect to either, are set forth in Article 41 in the Rider annexed to and made part of this lease.




                                 RENT CONTROL.

      35. In the event the fixed annual rent or additional rent or any part thereof provided to be paid by Lessee under the provisions of this lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal, State, County or City law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code or regulations of any organization or entity formed pursuant to law, whether such organization or entity be public or private, then Lessor, at its option, may at any time thereafter terminate this lease, by not less than thirty (30) days' written notice to Lessee, on a date set forth in said notice, in which event this lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date were the date originally fixed herein for the termination of the demised term. Lessor shall not have the right so to terminate this lease if Lessee within such period of thirty (30) days shall in writing lawfully agree that the rentals herein reserved are a reasonable rental and agree to continue to pay said rentals, and if such agreement by Lessee shall then be legally enforceable by Lessor.

                                    SHORING.

      36. Lessee shall permit any person authorized to make an excavation on land adjacent to the building containing the premises to do any work within the premises necessary to preserve the wall of the building from injury or damage, and Lessee shall have no claim against Lessor for damages or abatement of rent by reason thereof.

                           EFFECT OF CONVEYANCE, ETC.

      37. If the building containing the premises shall be sold, transferred or leased, or the lease thereof transferred or sold, Lessor shall be relieved of all future obligations and liabilities hereunder and the purchaser, transferee or lessee of the building shall be deemed to have assumed and agreed to perform all such obligations and liabilities of Lessor hereunder. In the event of such sale, transfer or lease, Lessor shall also be relieved of all existing obligations and liabilities hereunder, provided that the purchaser, transferee or lessee of the building assumes in writing such obligations and liabilities.

                       RIGHTS OF SUCCESSORS AND ASSIGNS.

      38. This lease shall bind and inure to the benefit of the heirs, executors, administrators, successors, and, except as otherwise provided herein, the assigns of the parties hereto. If any provision of any Article of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of that Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of said Article and of this lease be valid and be enforced to the fullest extent permitted by law.

                                   CAPTIONS.

      39. The captions herein are inserted only for convenience, and are in no way to be construed as a part of this lease or as a limitation of the scope of any provision of this lease.

                                LEASE SUBMISSION.

      40. Lessor and Lessee agree that this lease is submitted to Lessee on the understanding that it shall not be considered an offer and shall not bind Lessor in any way unless and until (i) Lessee has duly executed and delivered duplicate originals thereof to Lessor and (ii) Lessor has executed and delivered one of said originals to Lessee.

               SEE RIDER(S) ANNEXED HERETO AND MADE A PART HEREOF

      In Witness Whereof, Lessor and Lessee have executed this lease as of the day and year first above written.


                                   200 FIFTH AVENUE ASSOCIATES
                                   By: Helmsley-Spear, Inc., Agent


                                   By: /s/ Thomas S. Arbuckle
-----------------------------         -----------------------------------
     Witness for Lessor               Thomas S. Arbuckle, Vice President


                                   Tenant Sign Here-

                                      TOYMAX, INC.
-----------------------------         ----------------------------------- (L.S.)
     Witness for Lessee

                                   By: /s/ Steven Lebensfeld
                                      -----------------------------------

                                ACKNOWLEDGMENTS.





State of New York  )
                    ss.:
County of New York )

   On the    day of    , 19  , before me
personally came                        ,
to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and acknowledged to me that he executed the same.


                                       ---------------------------
                                             Notary Public

State of New York  )
                    ss.:
County of New York )

   On the    day of    , 19  , before me
personally came
to me known, who, being by me duly sworn, did depose and say that resides at No.
that he is the        of
the corporation mentioned in, and which executed, the foregoing instrument; and that he signed h name thereto by order of the Board of Directors of said corporation.


                                       ---------------------------
                                             Notary Public

                                    GUARANTY.

      For Value Received and in consideration of the letting of the premises within mentioned to the within named lessee, the undersigned do hereby covenant and agree, to and with the Lessor and the Lessor's legal representatives, that if default shall at any time be made by the said Lessee in the payment of the rent and the performance of the covenants contained in the within lease, on the Lessee's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto said Lessor, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the Lessor. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Lessor, to which the undersigned may be a party.

     IN WITNESS WHEREOF, the undersigned ha  set  hand and seal this  day of  19


-----------------------------         ----------------------------------- (L.S.)


-----------------------------         ----------------------------------- (L.S.)

State of New York  )
                    ss.:
County of New York )

   On this    day of    , 19  , before me
personally came
to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and acknowledged to me that he executed the same.


                                       ---------------------------
                                             Notary Public

68 REV. 2-91                         [LOGO]

--------------------------------------------------------------------------------
                           200 FIFTH AVENUE ASSOCIATES
                                       To
                                  TOYMAX, INC.

================================================================================
                                     Lease
================================================================================

Date    December 4, 1992

Space   Rms. 409 & 411 & 413 & 415 & 417 & 419

From    February 1, 1993

To      April 30, 2003

Annual Rent $

Monthly Rent $

================================================================================
                              HELMSLEY-SPEAR, INC.
                            Real Estate and Insurance
                                 THE TOY CENTER
                                200 FIFTH AVENUE
                              NEW YORK, N.Y. 10010
                         Phone (Area Code 212) 675-3535
TC-12

              -----------------------------------------------------
                RIDER ANNEXED TO AND MADE A PART OF LEASE BETWEEN
                       200 FIFTH AVENUE ASSOCIATES, LESSOR
                            AND TOYMAX, INC., LESSEE
              -----------------------------------------------------

                         RULES AND REGULATIONS REFERRED
                                TO IN THIS LEASE

      1. No animals, birds, bicycles or vehicles shall be brought into or kept in the premises. The premises shall not be used for manufacturing or commercial repairing or for retail sale or display of merchandise or as a lodging place, or for any immoral or illegal purpose, nor shall the premises be used for a public stenographer or typist; barber or beauty shop; telephone, secretarial or messenger service; employment, travel or tourist agency; school or classroom; commercial document reproduction; or for any business other than specifically provided for in the tenant's lease. Lessee shall not cause or permit in the premises any disturbing noises which may interfere with occupants of this or neighboring buildings, any cooking or objectionable odors, or any nuisance of any kind, or any inflammable or explosive fluid, chemical or substance. Canvassing, soliciting and peddling in the building are prohibited, and each Lessee shall cooperate so as to prevent the same.

      2. The toilet rooms and other water apparatus shall not be used for any purposes other than those for which they were constructed, and no sweepings, rags, ink, chemicals or any [ILLEGIBLE] substances shall be thrown therein. Lessee shall not throw anything out of doors, windows or skylights, or into hallways, stairways or elevators, nor place food or objects on outside window sills. Lessee shall not obstruct or cover the halls, stairways and elevators, or use them for any purpose other than ingress and egress to or from Lessee's premises, nor shall skylights, windows, doors and transoms that reflect or admit light into the building be covered or obstructed in any way.

      3. Lessee shall not place a load upon any floor of the premises in excess of the load per square foot which such floor was designed to carry and which is allowed by law. Lessor reserves the right to prescribe the weight and position of all safes in the premises. Business machines and mechanical equipment shall be placed and maintained by Lessee, at Lessee's expense, only with Lessor's consent and in settings approved by Lessee to control weight, vibration, noise and annoyance. Smoking or carrying lighted cigars, pipes or cigarettes in the elevators of the building is prohibited. If the premises are on the ground floor of the building the tenant thereof at its expense shall keep the sidewalks and curb in front of the premises clean and free from ice, snow, dirt and rubbish.

      4. Lessee shall not move any heavy or bulky materials into or out of the building without Lessor's prior written consent, and then only during such hours and in such manner as Lessor shall approve. If any material or equipment requires special handling, Lessee shall employ only persons holding a Master Rigger's License to do such work, and all such work shall comply with all legal requirements. Lessor reserves the right to inspect all freight to be brought into the building, and to exclude any freight which violates any rule, regulation or other provision of this lease.

      5. No sign, advertisement, notice or thing shall be inscribed, painted or affixed on any part of the building, without the prior written consent of Lessor. Lessor may remove anything installed in violation of this provision, and Lessee shall pay the cost of such removal. Interior signs on doors and directories shall be inscribed or affixed by Lessor at Lessee's expense. Lessor shall control the color, size, style and location of all signs, advertisements and notices. No advertising of any kind by Lessee shall refer to the building, unless first approved in writing by Lessor.

      6. No article shall be fastened to, or holes drilled or nails or screws driven into, the ceilings, walls, doors or other portions of the premises, nor shall any part of the premises be painted, papered or otherwise covered, or in any way marked or broken, without the prior written consent of Lessor.

      7. No existing locks shall be changed, nor shall any additional locks or bolts of any kind be placed upon any door or window by Lessee, without the prior written consent of Lessor. At the termination of this lease, Lessee shall deliver to Lessor all keys for any portion of the premises or building. Before leaving the premises at any time, Lessee shall close all windows and close and lock all doors.

      8. No Lessee shall purchase or obtain for use in the premises any spring water, ice, towels, food, bootblacking, barbering or other such service furnished by any company or person not approved by Lessor. Any necessary exterminating work in the premises shall be done at Lessee's expense, at such times, in such manner and by such company as Lessor shall require. Lessor reserves the right to exclude from the building, from 6:00 p.m. to 8:00 a.m., and at all hours on Sunday and legal holidays, all persons who do not present a pass to the building signed by Lessor. Lessor will furnish passes to all persons reasonably designated by Lessee. Lessee shall be responsible for the acts of all persons to whom passes are issued at Lessee's request.

      9. Whenever Lessee shall submit to Lessor any plan, agreement or other document for Lessor's consent or approval, Lessee agrees to pay Lessor as additional rent, on demand, an administrative fee equal to the sum of the reasonable fees of any architect, engineer or attorney employed by Lessor to review said plan, agreement or document and Lessor's administrative costs for same.

      10.The use in the demised premises of auxiliary heating devices, such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating, is prohibited.

      In case of any conflict or inconsistency between provisions of this lease and any of the rules and regulations as originally or as hereafter adopted, the provisions of this lease shall control.

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

              -----------------------------------------------------
                RIDER ANNEXED TO AND MADE A PART OF LEASE BETWEEN
                       200 FIFTH AVENUE ASSOCIATES, LESSOR
                            AND TOYMAX, INC., LESSEE
              -----------------------------------------------------

                                   ELECTRICITY

      41. Lessee agrees that Lessor may furnish electricity to Lessee on a "submetering" basis or on a "rent inclusion" basis.

      (A). Submetering: If and so long as Lessor provides electricity to the demised premises on a submetering basis, Lessee covenants and agrees to purchase the same from Lessor or Lessor's designated agent at charges, terms and rates set, from time to time, during the term of this lease by Lessor but not more than those specified in the service classification in effect on January 1, 1970 pursuant to which Lessor then purchased electric current from the public utility corporation serving the part of the city where the building is located; provided, however, said charges shall be increased in the same percentage as any percentage increase in the billing to Lessor for electricity for the entire building, by reason of increase in Lessor's electric rates or service classifications, subsequent to January 1, 1970, and so as to reflect any increase in Lessor's electric charges, fuel adjustment, or by taxes or charges of any kind imposed on Lessor's electricity purchases, or for any other such reason, subsequent to said date. Any such percentage increase in Lessor's billing for electricity due to changes in rates or service classifications shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate and/or service classification change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and/or service classification and to the service classification in effect on January 1, 1970. If the average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months; and that same consumption, so projected, shall be applied to the service classification in effect on January 1, 1970. Where more than one meter measures the service of Lessee in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefore shall be rendered at such times as Lessor may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent. In the event that such bills are not paid within five (5) days after the same are rendered, Lessor may, without further notice, discontinue the service of electric current to the demised premises without releasing Lessee from any liability under this lease and without Lessor or Lessor's agent incurring any liability for any damage or loss sustained by Lessee by such discontinuance of service. If any tax is imposed upon Lessor's receipt from the sale or resale of electrical energy or gas or telephone service to Lessee by any Federal, State or Municipal Authority, Lessee covenants and agrees that where permitted by law, Lessee's pro rata share of such taxes shall be passed on to, and included in the bill of and paid by, Lessee to Lessor.

      (B). Rent Inclusion: If and so long as Lessor provides electricity to the demised premises on a rent inclusion basis, Lessee agrees that the fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor ("ERIF"), as hereinafter defined. Lessee acknowledges and agrees (i) that the fixed annual rent hereinabove set forth in this lease does not yet, but is to include an ERIF of $2.75 per rentable square foot to compensate Lessor for electrical wiring and other installations necessary for, and for its obtaining and making available to Lessee the redistribution of, electric current as an additional service; and (ii) that said ERIF, which shall be subject to periodic adjustments as hereinafter provided, has been partially based upon an estimate of the Lessee's connected electrical load, which shall be deemed to be the demand (KW), and hours of use thereof, which shall be deemed to be the energy
(KWH), for ordinary lighting and light office equipment and the operation of the usual small business machines, including Xerox or other copying machines (such lighting and equipment are hereinafter called "Ordinary Equipment") during ordinary business hours ("ordinary business hours" shall be deemed to be 50 hours per week), with Lessor providing an average connected load of 4 1/2 watts of electricity for all purposes per

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

                RIDER ANNEXED TO AND MADE A PART OF LEASE BETWEEN
                       200 FIFTH AVENUE ASSOCIATES, LESSOR
                            AND TOYMAX, INC., LESSEE

rentable square foot. Any installation and use of equipment other than Ordinary Equipment and/or any connected load [ILLEGIBLE] any energy usage by Lessee in excess of the foregoing shall result in adjustment of the ERIF as hereinafter provided. For the purposes of this lease the rentable square foot area of the presently demised premises shall be deemed to be 3,270 square feet.

      If the cost to Lessor of electricity shall have been, or shall be, increased or decreased subsequent to November 1, 1990 (whether such change occurs prior to or during the term of this lease), by change in Lessor's electric rates or service classifications, or by any increase, subsequent to the last such electric rate or service classification change, in fuel adjustments or charges of any kind, or by taxes, imposed on Lessor's electricity purchases, or for any other such reason, then the ERIF, which is a portion of the fixed annual rent, shall be changed in the same percentage as any such change in cost due to changes in electric rates or service classifications, and, also, Lessee's payment of obligation, for electricity redistribution, shall change from time to time so as to reflect any such increase in fuel adjustments or charges, and taxes. Any such percentage change in Lessor's cost due to changes in electric rates or service classifications shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate and/or service classification change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and/or service classification and to the immediately prior existing rate and/or service classification. If the average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months, so as to reflect the different seasons; and that same consumption, so projected, shall be applied to the rate and/or service classification which existed immediately prior to the change. The parties agree that a reputable, independent electrical consultant selected by Lessor ("Lessor's electrical consultant"), shall determine the percentage change for the changes in the ERIF due to Lessor's changed costs, and that Lessor's electrical consultant may from time to time make surveys in the demised premises of the electrical equipment and fixtures and the use of current. (i) If any such survey shall reflect a connected load in the demised premises in excess of 4 1/2 watts of electricity for all purposes per rentable square foot and/or energy usage in excess of ordinary business hours (each such excess is hereinafter called "excess electricity") then the connected load and/or the hours of use portion(s) of the then existing ERIF shall each be increased by an amount which is equal to a fraction of the then existing ERIF, the numerator of which is the excess electricity (i.e., excess connected load [ILLEGIBLE] excess usage) and the denominator of which is the connected load and/or the energy usage which was the basis for the computation of the then existing ERIF. Such fractions shall be determined by Lessor's electrical consultant. The fixed annual rent shall be appropriately adjusted, effective as of the date of any such change in connected load and/or usage, as disclosed by said survey. (ii) If such survey shall disclose installation and use of other than Ordinary Equipment, then effective as of the date of said survey, there shall be added to the ERIF portion of the fixed annual rent (computed and fixed as herein before described) an additional amount equal to what would be paid under the SC-4 Rate I Service Classification in effect on November 1, 1990 (and not the time-of-day rate schedule) for such load and usage of electricity, with the connected electrical load deemed to be the demand (KW) and the hours of use thereof deemed to be the energy (KWH), as hereinbefore provided (which addition to the ERIF shall be increased or decreased by all electricity cost changes of Lessor, as hereinabove provided, from November 1, 1990 through the date of billing).

      In no event, whether because of surveys of for any other reason, is the originally specified $2.75 per rentable square foot ERIF portion of the fixed annual rent (plus any net increase thereof, but not decrease, by virtue of all electric rate or service classification changes subsequent to November 1, 1990) to be reduced.

      (C). General Conditions: The determinations by Lessor's electrical consultant shall be binding and conclusive on Lessor and on Lessee from and after the delivery of copies of such determinations to Lessor and Lessee, unless, within fifteen (15) days after delivery thereof, Lessee disputes such determination. If Lessee so disputes the determination, it shall, at its own expense, obtain from a reputable, independent electrical consultant its own determinations in accordance with the provisions of this Article. Lessee's consultant and Lessor's consultant then shall seek to agree. If they cannot agree within thirty (30) days they shall choose a third reputable electrical consultant, whose cost shall be shared equally by the parties, to make similar determinations which shall be controlling. (If they cannot agree on such third consultant within ten (10) days, then either party may apply to the Supreme Court of New York for such appointment.) However, pending such controlling determinations, Lessee shall pay to Lessor the amount of additional rent or ERIF in accordance with the determinations of Lessor's electrical consultant. If the controlling determinations differ from Lessor's electrical consultant, then the parties shall promptly make adjustment for any deficiency owed by Lessee or overage paid by Lessee.

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

                RIDER ANNEXED TO AND MADE A PART OF LEASE BETWEEN
                       200 FIFTH AVENUE ASSOCIATES, LESSOR
                            AND TOYMAX, INC., LESSEE

      At the option of Lessor, Lessee agrees to purchase from Lessor or its agents all lamps and bulbs used in the demised premises and to pay for the cost of installation thereof. Lessor shall not be liable to Lessee for any loss or damage or expense which Lessee may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Lessee's requirements. Lessee covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installation. Lessee agrees not to connect any additional electrical equipment to the building electric distribution system, other than lamps, typewriters and other small office machines which consume comparable amounts of electricity, without Lessor's prior written consent, which consent shall not be unreasonably withheld. Any riser or risers to supply Lessee's electrical requirements, upon written request of Lessee, will be installed by Lessor, at the sole cost and expense of Lessee, if, in Lessor's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Lessor will also at the sole cost and expense of Lessee, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. The parties acknowledge that they understand that it is anticipated that electric rates, charges, etc. may be changed by virtue of time-of-day rates or other methods of billing, and that the references in the foregoing two paragraphs to changes in methods of or rules on billing are intended to include any such changes. Supplementing Article 35 hereof, if all or part of the submetering additional rent or the ERIF payable in accordance with Subdivision (A) or (B) of this Article becomes uncollectible or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Lessor's option, in lieu of submetering additional rent or ERIF, and in consideration of Lessee's use of the building's electrical distribution system and receipt of redistributed electricity and payment by Lessor of consultants' fees and other redistribution costs, the fixed annual rental rate(s) to be paid under this Lease shall be increased by an "alternative charge" which shall be a sum equal to $2.75 per year per rentable sq. ft. of the demised premises, changed in the same percentage as any changes in the cost to Lessor for electricity for the entire building subsequent to November 1, 1990, because of electric rate or service classification changes, such percentage change to be computed as in Subdivision
(B) provided. Anything hereinabove to the contrary notwithstanding, in no event is the ERIF or any "alternative charge" to be less than an amount equal to the total of Lessor's payment to the public utility for the electricity consumed by Lessee (and any taxes thereon or on redistribution of same) plus 5% thereof for transmission line loss, plus 15% thereof for other redistribution costs. The Lessor reserves the right, at any time upon thirty (30) days' written notice, to change its furnishing of electricity to Lessee from a rent inclusion basis to a submetering basis, or vice versa. The Lessor reserves the right to terminate the furnishing of electricity on a rent-inclusion, submetering, or any other basis at any time, upon thirty (30) days' written notice to the Lessee, in which event the Lessee may make application directly to the public utility for the Lessee's entire separate supply of electric current and Lessor shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose, but only to the extent of Lessee's then authorized load. Any meters, risers or other equipment or connections necessary to furnish electricity on a submetering basis or to enable Lessee to obtain electric current directly from such utility shall be installed at Lessee's sole cost and expense. Only rigid conduit or electricity metal tubing (EMT) will be allowed. The Lessor, upon the expiration of the aforesaid thirty (30) days' written notice to the Lessee may discontinue furnishing the electric current but this lease shall otherwise remain in full force and effect. If Lessee was provided electricity on a rent inclusion basis when it was so discontinued, then commencing when Lessee receives such direct service and as long as Lessee shall continue to receive such service, the fixed annual rental rate payable under this lease shall be reduced by the amount of the ERIF which was payable immediately prior to such discontinuance of electricity on a rent inclusion basis.

42. The fixed annual rental rate (without electricity) payable hereunder shall be:

      (a) From February 1, 1993, through April 30, 1997, the annual rent shall be $79,308 payable in equal monthly installations of $6,609, except Feb, Mar., Apr., May., June, July, and Aug., 1993, from which Lessee shall be excused from the monthly rent payments of $6,609

      (b) From May 01, 1997, through April 1, 2003, the annual rent shall be $94,836 payable in equal monthly installments of $7,903; and

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

      (c) Lessee acknowledges that the fixed annual rental rates, hereinabove set forth, are intended to create an average rental rate over the term of the lease of $86,882.63 Lessee therefore agrees that if, for any reason whatever, including termination because of default, condemnation or casualty, or cancellation by mutual agreement, the term of this lease is ended prior to April 30, 2003, then and in such event, in addition to any other liability to Lessor from Lessee, and remedies of Lessor under this lease and under the law, Lessee shall be obligated forthwith to pay to Lessor, as additional rent, a sum equal to the difference between the average rental rate of $86,882.63 a year (as adjusted under Article 23) and the fixed annual rents (as adjusted under Article 23) theretofore paid by Lessee to Lessor.

43. If Lessor shall consummate a lease with Lessee in the building known as 200 Fifth Avenue or the building known as 1107 Broadway for vacant space larger than the premises demised hereunder, Lessee shall have the right to cancel this lease but such cancellation right shall be effective only upon strict compliance with the following terms and conditions:

      (a) Lessee shall notify Lessor within five (5) days after consummating such lease of the intention to cancel this lease which shall be sent to Lessor by Registered or Certified Mail addressed c/o Helmsley-Spear, Inc., 200 Fifth Avenue, or at such other place hereafter designed in writing by Lessor. Time shall be of the essence in connection with the exercise of any election to cancel hereunder and the cancellation date shall be the lesser of either:

            (i) Within ninety (90) days of the effective date of the new lease for larger space; or

            (ii) Any April 30 or October 31 during the remaining period of the term of this lease;

ADDITIONAL CLAUSES attached to and forming a part of lease dated December 4,
1992
between  200 Fifth Avenue Associates                                         and
         TOYMAX, INC.
for      Rooms 409 & 411 & 413 & 415 & 417 & 419 at 200 Fifth Avenue
                    TO BE INITIALED BY THE LESSOR AND LESSEE
--------------------------------------------------------------------------------
                                    (LESSOR)                            (LESSEE)
                                   (LANDLORD)                           (TENANT)

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FORM 316A


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

      (b) It is understood and agreed that the aforesaid cancellation right is conditioned upon Lessee's not being in default of any of the terms, covenants and conditions of this lease, beyond any grace period, at the date of delivery of any such cancellation notice and on the cancellation date. Notwithstanding any such cancellation by Lessee. Lessee shall remain liable to cure any default under any of the terms, covenants and conditions of this lease existing on the cancellation date. Such liability of Lessee shall survive any such cancellation.

      (c) Lessee shall vacate the premises demised hereunder and surrender possession thereof to Lessor on or prior to the cancellation date.

4. Lessee has been advised that Lessor is the lessee of 200 Fifth Avenue by virtue of a certain lease dated December 1, l950 between Lawrence A. Wien, as lessor and 200 Fifth Avenue Associates as lessee. The term granted to Lessor under said master lease expires November 30, 2000, but Lessor has an option to renew for a term of twenty-five additional years. In the event that Lessor exercises its option under the master lease for a renewal term beyond November 30, 2000, then the term of this lease shall end April 30, 2003. If Lessor does not exercise its renewal option under the master lease then the term of this lease shall end November 29, 2000.

ADDITIONAL CLAUSES attached to and forming a part of lease dated December 4,
1992
between  200 Fifth Avenue Associates
         TOYMAX, INC.                                                        and
for      Rooms 409 & 411 & 413 & 415 & 417 & 419 at 200 Fifth Avenue
                    TO BE INITIALED BY THE LESSOR AND LESSEE
--------------------------------------------------------------------------------
                                    (LESSOR)                            (LESSEE)
                                   (LANDLORD)                           (TENANT)

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FORM 316A


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

                      [Letterhead of Helmsley-Spear, Inc.]

                                                                January 25, 1995

Toymax, Inc.
200 Fifth Avenue
Rooms 409 - 419
New York, NY 10010

      Re: Lease dated December 4, 1994 between, 200 Fifth Avenue Associates, as Lessor and Toymax, Inc., as Lessee, for Rooms 409 - 419, New York, New York 10010

Gentlemen:

It is understood and agreed that the above-captioned lease is hereby amended to include Room 407 as part of the demised premises effective December 1, 1994. Commencing February 1, 1995 for the period February 1, 1995 through April 30, 1997 the base rent called for under the terms of said lease will be increased by the sum of Twenty Thousand One Hundred Eighty Four ($20,184.00) dollars per annum from Seventy Nine Thousand Three Hundred Fight ($79,308.00) dollars per annum to Ninety Nine Thousand Four Hundred Ninety Two ($99,492.00) dollars per annum. Commencing May 1, 1997 for the period May 1, 1997 through April 30, 2003 the base rent called for the under the terms of said lease will be increased by the sum of Twenty Thousand One Hundred Eighty Four ($20,184.00) Dollars from Ninety Four Thousand Eight Hundred Thirty Six ($94,836.00) Dollars to One Hundred Fifteen Thousand Twenty ($115,020.00) Dollars per annum. The Percentage for purposes of computing tax escalation as contained in Article 24 shall be increased by 0.103% to 0.648% from 0.545%.

Except as herein modified, the lease dated December 4, 1992 remains in full force and effect and is hereby ratified and confirmed. Please indicate your agreement to the above by signing and returning both copies of this letter. Upon Landlord's approval, we will return a fully executed copy for your file.

                                         Very truly yours,

                                         200 Fifth Avenue Associates
                                         By: Helmsley-Spear, Inc., Agent


                                         By: /s/ Thomas S. Arbuckle
                                             -------------------------
                                             Thomas S. Arbuckle, Vice President

TSA/htp
ACCEPTED:


By: /s/ Steven Lebensfeld
    --------------------------

                           Over 100 Years of Service


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